UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020
______________________

IHS MARKIT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, Ropemaker Place
25 Ropemaker Street
London, England
EC2Y 9LY
(Address of principal executive offices and zip code)

+44 20 7260 2000
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 16, 2020, the Company held its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) at the Company’s corporate headquarters in London, United Kingdom.

At that meeting, the shareholders considered and acted upon three proposals pursuant to the Notice of Annual General Meeting of Shareholders and as described in more detail in the Company’s definitive proxy statement for the Annual Meeting dated February 28, 2020 (the “Proxy Statement”).

Of 424,991,626 common shares (including 25,219,470 common shares held by Markit Group Holdings Limited Employee Benefit Trust (the “EBT”)) eligible to vote as of February 20, 2020 (the “Record Date”), the holders of 391,999,156 common shares were represented at the meeting either in person or by proxy, constituting quorum. As disclosed in the proxy statement, the EBT voted the common shares held by the EBT on each proposal at the Annual Meeting in accordance with the percentages voted by other holders of common shares on such proposal.

Proposal 1: Election of Directors

By the final vote described below, the shareholders elected the following seven individuals as directors to serve until the 2021 Annual General Meeting of Shareholders or until their respective offices shall otherwise be vacated pursuant to the Company’s bye-laws.

Director	For	Against	Abstain	Broker Non-Votes
Lance Uggla	365,262,477	12,520,202	1,128,111	13,088,366
John Browne (The Lord Browne of Madingley)	378,177,282	596,278	137,230	13,088,366
Ruann F. Ernst	374,346,635	4,432,339	131,816	13,088,366
William E. Ford	377,162,416	1,604,690	143,684	13,088,366
Jean-Paul L. Montupet	377,179,474	1,601,095	130,221	13,088,366
Deborah K. Orida	378,275,661	518,444	116,685	13,088,366
James A. Rosenthal	378,234,911	532,078	143,801	13,088,366

Proposal 2: Advisory Vote on the Compensation of Our Named Executive Officers

By the final vote described below, the shareholders approved on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
369,993,605	8,775,974	141,211	13,088,366

Proposal 3: Approval of the Appointment of Independent Registered Public Accountants

By the final vote described below, the shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and authorized the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants.

For	Against	Abstain	Broker Non-Votes
387,417,001	4,483,551	98,604	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS MARKIT LTD.

Date: April 17, 2020	By:	/s/ Sari Granat
Sari Granat
Executive Vice President, Chief Administrative Officer, and General Counsel